UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 28, 2023

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company    ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

Item 7.01	Regulation FD Disclosure

The following information is being furnished under Item 7.01 "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 1, 2023, Principal Financial Group, Inc. announced its 2023 and long-term financial outlook. The text of the announcement is included herewith as Exhibit 99.1. The outlook reflects certain changes that will be effective when the Company files its Quarterly Report on Form 10-Q for the period ended March 31, 2023, related to the adoption of accounting guidance commonly referred to as long-duration targeted improvements (“LDTI”) and changes to its segments. LDTI, which is effective as of January 1, 2023, updates certain requirements in the accounting for long-duration insurance and annuity contracts and will result in a recast of the Company’s financial statements for 2021 and 2022.

On February 28, 2023, the Company announced the integration of its global asset management and international pension businesses under one reportable segment, Principal Asset Management. The Company will report the results of historically reported segments Principal Global Investors and Principal International within this segment. Additionally, the Company will report the results of the Retirement and Income Solutions segment in total and not separated into Fee and Spread components. Finally, the U.S. Insurance Solutions segment name has been updated to Benefits and Protection. The Company will continue to report the results of Specialty Benefits and Life Insurance within the Benefits and Protection segment.

Exhibit 99.2 provides a recast of unaudited supplemental historical consolidated financial information on a basis consistent with LDTI as of and for the years ended December 31, 2021 and 2022.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release Concerning 2023 Outlook Dated March 1, 2023
Exhibit 99.2	Recast Unaudited Supplemental Historical Consolidated Financial Information
104	Cover Page to this Current Report on Form 8-K in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Deanna D. Strable-Soethout
Name:	Deanna D. Strable-Soethout
Title:	Executive Vice President and Chief Financial Officer

Date: March 1, 2023